FORTRESS AMERICA
Acquisition Corporation
Securing The Homeland

TOTAL SITE SOLUTIONS
Bridging the Gap Between IT & Facilities ™

Vortech

1

Fortress America Acquisition Corporation

Proposed Acquisition of

Total Site Solutions and Vortech

June 2006

TOTAL SITE SOLUTIONS
Bridging the Gap Between IT & Facilities
2
Vortech

FORWARD-LOOKING STATEMENTS

Stockholders of Fortress are advised to read, when available, Fortress’ preliminary proxy statement and definitive proxy statement in connection with Fortress’ solicitation of proxies for a special meeting of stockholders because they will contain important information.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition of VTC L.L.C. doing business as Total Site Solutions (“TSS”) and Vortech L.L.C. (“Vortech”).  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:  Fortress America Acquisition Corporation, 4100 Fairfax Drive, Suite 1150, Arlington, VA 22203.  The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s internet site www.sec.gov

Fortress and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Fortress stockholders to be held to approve the acquisition of Total Site Solutions and Vortech.  Information regarding Fortress’ directors and executive officers is available in its Form 10-KSB for the year ended December 31, 2005, filed with the U.S. Securities and Exchange Commission, and such information will be available in the proxy statements.  No person other than Fortress has been authorized to give any information or to make any representations on behalf of Fortress or Total Site Solutions and Vortech in connection with the acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by Fortress.

This slide presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about
Fortress, Total Site Solutions, Vortech and their combined business after completion of the proposed acquisition.  Forward-looking statements are statements that are not historical facts and may be identified by the use of forward-looking terminology, including the words “believes,” “expects,” “intends,” “may,” “will,” “should” or comparable terminology.  Such forward-looking statements are based upon the current beliefs and expectations of Fortress’, Total Site Solutions’ and Vortech’s management and are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements.  The following factors, as well as other relevant risks detailed in Fortress’ filings with the U.S. Securities and Exchange Commission, could cause actual results to differ from those set forth in the forward-looking statements:

Fortress being a development stage company with no operating history;

Fortress’ dependence on key personnel, some of whom may not remain with Fortress following a business combination;

Risks that the acquisition of Total Site Solutions, Vortech or another business combination may not be completed due to failure of the conditions to closing being satisfied or other factors;

Fortress personnel allocating their time to other businesses and potentially having conflicts of interest with our business;

The ownership of Fortress’ securities being concentrated; and

Risks associated with the mission-critical sector in general and the homeland security sectors in particular.

We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and developments in the industry, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation.  These forward-looking statements are subject to numerous risks, uncertainties and assumptions.  The forward-looking statements in this presentation speak only as of the date of this presentation and might not occur in light of these risks, uncertainties and assumptions.  We undertake no obligation and disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Adjusted EBITDA

EBITDA, a measure sometimes used to measure performance, is defined as net income (loss) from continuing operations, plus interest expense net of interest income, income taxes and depreciation and amortization.  EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net income as a measure of operating performance or to cash flows from operational activities as a measure of liquidity.  As used in this presentation, adjusted EBITDA reflects the removal from the calculation of EBITDA of certain items that are, in our judgment, either non-recurring or, for other reasons, not expected to be reflected in the performance of Total
Site Solutions and Vortech after closing of the acquisition.  Adjusted EBITDA is not a completely representative measure of either the historical performance or, necessarily, the future potential of Total Site Solutions and Vortech.

Certain Disclosures

Fortress & Business Combination

Fortress was organized in December, 2004 to effect deals in the homeland security industry

IPO – July 2005

$46.8 million gross offering proceeds

7.8 million units at $6.00 per unit (1 common share and 2 warrants)

$5.38 per share in trust as of July 2005

$5.62 per share in trust as of June 30, 2006

In June, Fortress agreed to acquire Total Site Solutions and
Vortech--companies providing mission-critical facility solutions

Transaction expected to close in early Fall 2006

Fortress will change its name to Fortress International Group

Seek NASDAQ listing post closing

$38.5 million of Base Consideration

$11 Million - Cash

$0.5 million to key employees

$17.34 million - Common Stock

$12 million in escrow

$3.1 million to employees (3-
year cliff vesting)

$10 million - 5 year Convertible note

6% annual interest (payable
for first 2 years only)

Convertible into common 6
months after closing or
automatically at $7.50 per
share

Assumption of $161,000 of debt

Purchase Price = $38.5 Million

$10.0 million of Contingent
Consideration

            Additional shares (then valued @ $10
million) granted to sellers by 7/2008 as
follows:

$1M if share price average is
above $9

$2M if share price average is
above $10

$3M if share price average is
above $12

$4M if share price average is
above $14

Approximately 5.7 times 2005 Adjusted EBITDA

Motivated Management

All shares subject to a lock-up through mid-2008

1 million shares issued to sellers subject to forfeiture if sellers are not employed through mid-2008

All shares issued to key employees subject to forfeiture
(reversion to sellers) if not employed 3 years from closing date

$12 million of shares in escrow, subject to indemnity claims

3 year agreements with Key Executives

Convertible Note

Contingent Consideration

About Total Site Solutions & Vortech

Combined Companies Offer

High tech facility system integration

Protection of mission-critical facilities from
terrorism, natural disasters & power outages
(e.g., Data centers, network operation, call
centers, command & control centers)

Revenue of $58.6 million & Adjusted
EBITDA of $6.8 million (2005)

110 employees

32% of personnel with security clearances

100% of leadership with Top Secret security
and facility clearances

Total Site Solutions

IT planning, security consulting, design and
engineering

Project management for mission-critical
facilities construction and installation

System commissioning and facility
management for mission-critical facilities

Vortech

Designs and plans secure data and voice
networks

Installs structured networks and electrical
power

Installs peripheral security video, access
control and sensor networks

TOTAL SITE SOLUTIONS
Bridging the Gap Between IT & Facilities ™

7

Vortech

Senior Executive, with over 25 years in mission-critical fields

Co-founder & CEO/President of Total Site Solutions(2002-present), repurchased assets from Encompass and began rebuilding Total Site Solutions

President of Total Site Solutions a division of Encompass Services Corp, (1998-
2001) specializing in mission-critical facilities

President of Total Site Solutions, a Division of Commercial Air, Power & Cable,
Inc. (1997-1998), a mission-critical service provider specializing in planning, designing, building of specialized facilities. Operated division with Mr. Rosato and sold to Group
Maintenance of America Corp.

Chief  Facilities Operations & Security of IMF (1991-1997)

Senior VP of Engineering and Sales of Com-Site International, (1980-1991), a
mission-critical facilities firm.  Mr. Gallagher operated this company with current co-
owner Mr. Rosato and grew business to $90M in revenues

Board and Management

Senior Executive with 30 years in security-related field with strong IT background

Senior Executive at Digital Equipment Corporation, founded
Government Systems Group and Public Sector LOB that grew to $2b worldwide

President Unisys Public Sector Division, grew to $800m worldwide

President of Trusted Information Systems, completed successful IPO, purchased $10M intrusion detection company, sold to Network Associates for $300M (1996-1998)

CEO/Board Member of Global Integrity, a security consulting firm, sold for $105M (1999-2001)

President of Engineering Systems Solutions, a biometrics integration firm;  reached $40M revenues (2000-2002)

CEO/President of Systems Detection, security data mining (2002-2004)

CEO of Fortress America Acquisition Corp (2004-2006)

Harvey L. Weiss   - Chairman

C. Thomas McMillen – Vice Chairman

U.S. Congressman (1987-1993)

Presidential Appointee (1993-1998)

Co-founder & former CEO of GlobalSecure Corp, Ltd (homeland
security consolidator)  (2003-2004)

Chairman of Fortress America Acquisition Corp (2004-2006)

CEO of Homeland Security Capital Corporation (homeland security
investment company)      (2005-2006)

Senior Executive (CPA) with over 25 years of experience in mission-critical service businesses, building over $1B in projects.

Co-Founder & Chairman – Total Site Solutions (2002-present).
Repurchased assets from Encompass and began rebuilding Total Site Solutions.

President - Group Maintenance of America/Encompass Services
Corporation, National Accounts Division (1998-2001).  The division grew from $0 to $180M in three years.  Specializing in mission-critical design build services.

Founder and President - Commercial Air, Power & Cable, Inc. (1995-
1998).  Created a division called Total Site Solutions with current co-owner
Gerard Gallagher and sold to Group Maintenance of America, a consolidator in the mechanical and electrical services business.

CFO and Chief Operating Officer – Com-Site Enterprises (1980-1995), a
mission- critical specialty services firm.  Mr. Rosato Operated this company with current co-owner Gerard Gallagher and grew business to a $90M services firm.

Certified Public Accountant and Auditor – Coopers & Lybrand (1973-
1979).

Thomas P. Rosato - CEO

Gerard J. Gallagher - President

The New York Times
170 Bomb Threats or Scares Reported in New York City
Telegraph.co.uk
'Next wave of Iraq suicide bombers' thwarted
BBC NEWS
Scores die in Madrid bomb carnage

TOTAL SITE SOLUTIONS
Bridging the Gap Between IT & Facilities

8

Vortech

Multiple Threats & Vulnerabilities

Any Time

Any Place

Power
Interruptions

Terrorism

Natural Disasters

Physical Security
Breach

Fire Event

Mechanical
System Failure

Eliminating Vulnerabilities

Facility
Management
and
Operations

Post Installation
System Testing &
Operation

High Availability
Infrastructure
Design

Power System Audits
& Upgrades

Critical System
Commissioning

Business Continuity
& COOP Planning

Physical Security
System Review
and
Enhancements

Anti-Terrorism Force
Protection Assessment &
Upgrades and Installations

Situational
Awareness and
Incident
Management

UPS & Generator
System Installation

Any Time

Any Place

Planning &

Programming

Design & Engineering

Construction Management

Installation Management

Facilities Maintenance & Service

Comprehensive Services Offering

Commissioning Services

Technology Consulting

Division

Construction Management

Division

Facility Management

Division

Acquisition Factors-Consolidation of Fragmented Market

Mission-Critical Technology Consulting, Facilities &
Construction Management

Growth:

Rapidly growing market

Fragmented Market:

Multiple niche players lacking complete suite of services

No market leader

Competitive:

Increased difficulty for smaller companies to win large government and private sector contracts

No “pure” public player—only divisions of large companies

Need for Top Secret cleared personnel

Timing:

The timing is optimal for a well-financed, experienced team to consolidate the market

Acquisition Factors: Accretive EBITDA Multiples
in Mission-Critical Domains

Boston

New York

Atlanta

Miami

Chicago

San Francisco

Los Angeles

Dallas

Houston

Seattle

Geography

IT Technology
mission-critical
firms

Design/build
mission-critical
firms

Specialized
engineering
firms

Under $20M in
revenues

Customers

Functionality

Network
Operations
Centers (NOCs)

Firms providing
perimeter
security
solutions
(access control,
surveillance,
sensors,
intrusion, anti-
terrorism force
protection)

Fully integrated
mission-critical
firms with only
regional
focus/fragment
ed market

Similar

$60
$50
$40
$30
$20
$10
$0
FY2003
FY2004
FY2005

$10
$8
$6
$4
$2
$0
FY2003
FY2004
FY2005

$20
$15
$10
$5
$0
FY2005 Q1
FY2006 Q1

13

Over Three Years of Significant Financial Growth

Adjusted EBITDA

Revenue

Q1 Revenue

Business Analysis

Management seeking to significantly shift business to recurring high-margin revenue in Facility Management & Technology Consulting

Goal: 50% recurring revenue in 5 years

Strong Operating Performance (including
Outsourcing Revenue)

Construction Management Division

78% of revenues, 10-12%
Margins

Technology Consulting Division

2% of revenues; 45-65%
Margins

Facility Management Division

4% of revenues; 30-40%
Margins

Vortech

16% of revenues, 20-25%
Margins

Strong Operating Performance (excluding
Outsourcing Revenue)

Construction Management Division

47% of revenues, 55-65%
Margins

Technology Consulting Division

6% of revenues; 45-65%
Margins

Facility Management Division

12% of revenues; 30-40%
Margins

Vortech

35% of revenues, 20-25%
Margins

TOTAL SITE SOLUTIONS
Bridging the Gap Between IT & Facilities
15
Vortech

100%

12,725,641

TOTALS

61%

7,800,000

FAAC Investors

14%

1,750,000

FAAC Management

25%

3,175,641

Seller / Key
Employees

% Ownership

Shares

Holder

Post-Acquisition Capitalization Table

Satisfied Initial IPO Objectives

1.

Homeland Security (Planning-Prevention-Response-Recovery)

a)

80% US Government  critical & sensitive data centers and operating facilities.

b)

20% Rapidly growing Industry protecting critical processes and satisfy regulations

2.

IT Centric

a)

Mission-Critical Facility Integrators delivering secure, defendable, survivable IT Centers

b)

Solutions integrating IT and physical security

3.

Profitable, Reputable and Reasonably Priced

a)

Management has 25 plus years experience with established reputations in industry

b)

Three years of operating growth, maintaining an Adjusted EBITDA margin above 10%

c)

Purchase consideration is 5.7x 2005 Adjusted EBITDA

4.

Retain Motivated Management

a)

Management equity at 25% (increases to 32% with note conversion and incentives)

b)

Employment agreements, lockup provisions and significant forfeiture clauses

5.

Platform Company for Growth

a)

Structure and operations will facilitate integration of potential add-on acquisitions

b)

Expertise and technology orientation

6.

Cash Retained to Support Growth

a)

Post transaction - $32 million cash (less transaction costs) on balance sheet

b)

Multiple potential acquisition targets